American Century Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated August 1, 2021 ■ Statement of Additional Information dated March 1, 2021

The following replaces the entry for Brian Howell in the Accounts Managed table on page 42 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Jason Greenblath	Number of Accounts	10	0	1
	Assets	$14.6 billion(1)	N/A	$179.8 million
1    Includes $1.1 billion in Balanced..

The following replaces the entry for Brian Howell under Balanced in the Ownership of Securities table on page 45 of the Statement of Additional Information:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Balanced
Jason Greenblath	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

The changes below will be effective as of September 1, 2021
Gregory J. Woodhams, CFA, Co-CIO, Global Growth Equity, Senior Vice President and Senior Portfolio Manager, has announced his plans to retire on October 31, 2021. As a result, he will no longer serve as a portfolio manager for the fund effective September 1, 2021. All references to Mr. Woodhams are deleted.

The following replaces the entry for Joseph Reiland in the Accounts Managed table on page 42 of the Statement of Additional Information. Information provided as of July 19, 2021.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Joseph Reiland	Number of Accounts	5	1	2
	Assets	$17.8 billion(1)	$128.7 million	$628.9 million
1    Includes $12.6 million in Growth, $1.6 billion in NT Growth and $3.5 billion in Sustainable Equity.
The following entries replace the entries for Gregory Woodhams under Growth and NT Growth in the Ownership of Securities table on page 45 of the Statement of Additional Information. Information provided as of July 19, 2021.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Growth
Joseph Reiland	C
NT Growth[1]
Joseph Reiland	A
1    The portfolio managers cannot invest directly in this fund, which is available for purchase only by certain funds of funds and collective investment trusts advised by American Century Investments.

Ranges A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

©2021 American Century Proprietary Holdings, Inc. All rights reserved.
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